UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2016 (October 4, 2016)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4131 ParkLake Avenue, Suite #225 Raleigh, NC		27612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Timothy C. Tyson to the Board

On October 4, 2016, with the recommendation of the Nominating and Corporate Governance Committee (the “N&G Committee”) of the Board of Directors (the “Board”) of BioDelivery Sciences International, Inc. (the “Company”), the Board appointed Mr. Timothy C. Tyson as a Class II Director of the Company for a term that expires at the Company’s 2019 Annual Meeting of Stockholders, or until his earlier death, disability, resignation or removal. Mr. Tyson was appointed to fill a vacancy on the Board following the Board’s action to increase the size of the Board from seven to eight directors, effective October 4, 2016. The Board has yet to determine which Board committees, if any, Mr. Tyson will serve on.

There is no arrangement or understanding between Mr. Tyson and any other persons pursuant to which Mr. Tyson was selected as a director, and there are no related party transactions involving Mr. Tyson that are reportable under Item 404(a) of Regulation S-K. There are no material plans, contracts or arrangements to which Mr. Tyson is a party or in which he participates nor has there been any material amendment to any plan, contract or arrangement by virtue of Mr. Tyson’s appointment.

The following is certain biographical information regarding Mr. Tyson:

Timothy C. Tyson has served as Chief Executive Officer of Avara Pharmaceutical Services since May 2015 and has served as Chairman of the board of directors of Icagen Inc. since April 2014 and was a director at Icagen Inc. since October 2012. Mr. Tyson previously served as Chairman and Chief Executive Officer of Aptuit LLC, a pharmaceutical services company, from 2008 to 2012. From 2002 to 2008, Mr. Tyson served as the Chief Operating Officer, President and Chief Executive Officer of Valeant Pharmaceuticals International, Inc. (NYSE: VRX) (“Valeant”). Prior to joining Valeant, Mr. Tyson ran multiple divisions at GlaxoSmithKline plc (LSE/NYSE: GSK) (“GlaxoSmithKline”) and was a member of that company’s corporate executive team. During his 14-year tenure at GlaxoSmithKline, Mr. Tyson was President, Global Manufacturing and Supply and ran Glaxo Dermatology and Cerenex Pharmaceuticals, among other things. Mr. Tyson presently serves on the boards of Tyme Technologies Inc. and Marken LLC. He has previously served on the boards of directors at Valeant, the Pharmaceutical Research and Manufacturing Association (PhRMA) and BIOCOM, and has also served on the boards of directors of various non-profit organizations in Raleigh-Durham, North Carolina and Orange County, California, as well as the United Way. Mr. Tyson is a 1974 graduate of the United States Military Academy at West Point. While on active duty at Ft. McClellan, Alabama, he earned a Master of Public Administration in 1976, and a Master of Business Administration in 1979 from Jacksonville State University. In 2002, Mr. Tyson received a Bicentennial Leadership Award from the United States Military Academy at West Point and was named the 2007 Alumnus of the Year at Jacksonville State University. Mr. Tyson served on active duty as an officer of the United States Army from 1974 to 1979 and spent 14 years in the United States Army Reserves.

Among other experience, qualifications, attributes and skills, Mr. Tyson’s knowledge and experience in the pharmaceutical industry led to the conclusion of the N&G Committee and of the full Board that he is qualified to serve as a director of the Company.

Appointment of Dr. Mark Sirgo to the Position of Vice Chairman

On October 4, 2016, in accordance with the powers afforded to our Board as set forth in the Company’s Amended and Restated Bylaws, our Board created the position of Vice Chairman of the

Board and appointed Dr. Mark Sirgo, the Company’s President and Chief Executive Officer and a director, to the that position. The Vice Chairman of the Board shall (i) act as a substitute for and shall perform the duties of the Chairman of the Board (or the Executive Chairman, should that office be filled) only in the event that the Chairman of the Board or Executive Chairman is unable to perform the duties associated with that office, and (ii) undertake such other duties and responsibilities as shall be specifically assigned to him by, and with the prior approval of, the Board.

Item 8.01. Other Events.

On October 5, 2016, the Company issued a press release announcing the appointments of Mr. Tyson to the Board of Directors and Dr. Sirgo to the position of Vice Chairman of the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company on October 5, 2016 relating to the appointment of Mr. Tyson to the Board and Dr. Sirgo to the position of Vice Chairman of the Board.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K, the press release included herein, and any statements of representatives and partners of BioDelivery Sciences International, Inc. (the “Company”) related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the performance of the Company’s new director and Vice Chairman of the Board as described herein) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2016	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Ernest R. De Paolantonio
Name: Ernest R. De Paolantonio
Title: Chief Financial Officer and Secretary